                                                               Exhibit 10.23

                               AMENDMENT NO. 1
                                     TO
                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT

         This Amendment No. 1 to Second Amended and Restated Credit Agreement (this "Amendment"), dated as of February 8, 2005, amends that
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certain Second Amended and Restated Credit Agreement, dated as of March 25, 2004 (as amended, the "Agreement"), among the financial institutions from
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time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of
                   ------                           -------
America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the "Agent"), Cenveo, Inc. (f/k/a Mail-Well, Inc.), a Colorado
               -----
corporation ("Parent"), Cenveo Corporation (f/k/a Mail-Well I Corporation),
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a Delaware corporation ("Cenveo"), and certain subsidiaries of Cenveo
                         ------
(Cenveo and each such subsidiary, individually, a "Borrower", and,
                                                   --------
collectively, the "Borrowers"). Capitalized terms used and not otherwise
                   ---------
defined herein shall have the meanings ascribed to such terms in the Agreement.

                               R E C I T A L S

         WHEREAS, Parent, the Borrowers, the Lenders and the Agent have entered into the Agreement;

         WHEREAS, Parent and the Borrowers desire to amend the Agreement in order to amend Section 9.1(q) of the Agreement; and

         WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, Parent and the Borrowers hereby agree as follows.

                              A G R E E M E N T

         Section 1. Amendment to the Agreement. The Agent, the Lenders,
                    --------------------------
Parent and the Borrowers agree that the Agreement shall be amended as follows:

                 A. Section 9.1 (q) of the Agreement is hereby amended and restated in its entirety to read as follows:

                    (q) an event having a Material Adverse Effect
         occurs, or continues to exist, during an Availability Trigger Period. For purposes of this Section 9.1 (q), "Availability Trigger
                                      -----------
         Period" means the period commencing upon the date, if any, upon which Availability has been less than $75,000,000 for 5 consecutive Business Days, and

                                     1


         continuing until the first day of any fiscal month on which the following is true: Availability has not been less than $75,000,000 at any time during the 30 day period ending on the immediately preceding fiscal month end.

         Section 2. Waiver/Consent to Stock Sale. The Lenders hereby consent
                    ----------------------------
to the sale by Supremex, Inc. ("Supremex") of all of the issued and outstanding common stock of its wholly owned subsidiary Classic Envelope Plus, Ltd. ("Classic"), on or before February 28, 2005, for a purchase price equal to the net book value of Classic less C$25,000 (approximately C$500,000). The Lenders agree that upon the consummation of such sale, (i) Classic shall be released as a Canadian Guarantor; (ii) the proceeds of such sale need not be applied to the Revolving Loans but may be retained by Supremex subject to the terms of Sections 7.25 and 7.26 of the Agreement.

         Section 3. Conditions. The effectiveness of this Amendment is subject
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to the satisfaction of the following conditions precedent:

                 A. Amendment. A fully executed copy of this Amendment signed
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by Parent, the Borrowers, and the Majority Lenders shall be delivered to the Agent;

                 B. Other Documents. Parent and the Borrowers shall have
                    ---------------
executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 4. Miscellaneous.
                    -------------

                 A. Survival of Representations and Warranties. All
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representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon;

                 B. Reference to Agreement. The Agreement, each of the Loan
                    ----------------------
Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby;

                 C. Agreement Remains in Effect. The Agreement and the Loan
                    ---------------------------
Documents, as amended hereby, remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. Parent and the Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default exists as of such date;

                 D. Severability. Any provision of this Amendment held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder

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of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable;

                 E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW;

                 F. Successors and Assigns. This Amendment is binding upon
                    ----------------------
and shall inure to the benefit of Agent, the Lenders, Parent and the Borrowers and their respective successors and assigns; provided, however,
                                                       --------  -------
that Parent and the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders;

                 G. Counterparts. This Amendment may be executed in one or
                    ------------
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument;

                 H. Headings. The headings, captions and arrangements used
                    --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment;

                 I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE
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OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS;

                                   *****

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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                 "PARENT"

                                 CENVEO, INC. (F/K/A MAIL-WELL, INC.),
                                 a Colorado corporation

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                                 "BORROWERS"

                                 CENVEO CORPORATION (F/K/A MAIL-WELL I
                                 CORPORATION),
                                 a Delaware corporation

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                                 CENVEO SERVICES, L.L.C. (F/K/A MAIL-WELL
                                 SERVICES, L.L.C.),
                                 a Colorado limited liability company

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                                 DISCOUNT LABELS, INC.,
                                 an Indiana corporation

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                                     S-1
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement





                                 CENVEO WEST, INC. (F/K/A MAIL-WELL
                                 WEST, INC.),
                                 a Delaware corporation

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                                 CENVEO GOVERNMENT PRINTING, INC. (F/K/A
                                 MAIL-WELL GOVERNMENT PRINTING, INC.),
                                 a Colorado corporation

                                 By:
                                    ------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                     S-2
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


         The undersigned (the "U.S. Guarantors"), (i) consent to and approve
                               ---------------
the execution and delivery of this Amendment by the parties hereto, (ii) agree that this Amendment does not and shall not limit or diminish in any manner the obligations of each of the U.S. Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "U.S.
                                                            ----
Guarantees") by each of the undersigned and that such obligations would not
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be limited or diminished in any manner even if the U.S. Guarantors had not executed this Amendment, (iii) agree that this Amendment shall not be construed as requiring the consent of the U.S. Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the U.S. Guarantees, and (v) agree that the U.S. Guarantees remains in full force and effect and each is hereby ratified and confirmed.


"U.S. GUARANTORS"

CENVEO INTERNATIONAL HOLDINGS, INC.
(F/K/A MAIL-WELL MEXICO HOLDINGS, INC.), a Colorado corporation

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


CENVEO TEXAS FINANCE, L.P. (F/K/A
MAIL-WELL TEXAS FINANCE, L.P.),
a Texas limited partnership

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


MMTP HOLDINGS, INC.,
a Colorado corporation

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-3
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


         The undersigned (the "Canadian Guarantors"), (i) consent to and
                               -------------------
approve the execution and delivery of this Amendment by the parties hereto,
(ii) agree that this Amendment does not and shall not limit or diminish in any manner the obligations of each of the Canadian Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "Canadian
                                                                --------
Guarantees") by each of the undersigned and that such obligations would not
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be limited or diminished in any manner even if the Canadian Guarantors had not executed this Amendment, (iii) agree that this Amendment shall not be construed as requiring the consent of the Canadian Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the Canadian Guarantees, and (v) agree that the Canadian Guarantees remains in full force and effect and each is hereby ratified and confirmed.


"CANADIAN GUARANTORS"

SUPREMEX INC.,
a company organized under the laws of Canada

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


CENVEO CANADA LEASING COMPANY INC.
(F/K/A MAIL-WELL CANADA LEASING COMPANY INC.), a company organized under the laws of the Province of Nova Scotia

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


PNG INC.,
a company organized under the laws of the Province of Ontario

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                     S-4
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



CLASSIC ENVELOPE PLUS LTD.,
a company organized under the laws of the Province of British Columbia

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


INNOVA ENVELOPE INC. - ENVELOPE INNOVA INC., a company organized under the laws of the Province of Ontario

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


CENVEO ALBERTA FINANCE, LIMITED PARTNERSHIP
(F/K/A MAIL-WELL ALBERTA FINANCE LIMITED
PARTNERSHIP), a limited partnership
organized under the laws of the
Province of Alberta

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


CENVEO MCLAREN, MORRIS AND TODD COMPANY
(F/K/A MCLAREN, MORRIS AND TODD COMPANY), a company organized under the laws of the Province of Nova Scotia

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-5
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


CENVEO MM&T PACKAGING COMPANY
(F/K/A MM&T PACKAGING COMPANY),
a company organized under the laws of
the Province of Nova Scotia

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


PRECISION FINE PAPERS, INC.
a company organized under the laws of Ontario

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-6
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


"AGENT"

BANK OF AMERICA, N.A.,
as the Agent

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-7
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



"LENDERS"

BANK OF AMERICA, N.A.,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-8
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement





"LENDERS"

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-9
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


"LENDERS"

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-10
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


"LENDERS"

JPMORGAN CHASE BANK,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-11
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



"LENDERS"

WELLS FARGO FOOTHILL, INC.,
formerly known Foothill Capital
Corporation, as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-12
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



"LENDERS"

WASHINGTON MUTUAL BANK,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-13
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



"LENDERS"

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-14
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement



"LENDERS"

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                     S-15
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement




"LENDERS"

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-16
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement


"LENDERS"

MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business
Financial Services Inc., as a Lender

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


                                    S-17
                               Amendment No. 1
                       to Second Amended and Restated
                              Credit Agreement